Exhibit 10.68

Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality requested. Omissions are designated as [***]. A complete version of this exhibit has been filed separately with the United States Securities and Exchange Commission.

Exhibit B

Statement of Work Regarding Open XML

This Statement of Work is entered into by and between Microsoft and Novell on April 1, 2010 (“Statement of Work Effective Date”) under that Second Amended and Restated Technical Collaboration Agreement between the parties with an Effective Date as of November 2, 2006 (“Agreement”).

1.	Project Title and Description

Title: Improving Microsoft-Novell Interoperability through Open XML

Description: The project has three primary goals:

a)	Increased interoperability between the Microsoft Office and Novell OpenOffice productivity suites through improved data portability as enabled via native support of the Open XML standard; (NOTE: all references in this SOW to “Novell OpenOffice” shall be references to “Novell OpenOffice Products” as defined in the Agreement);

b)	A stronger Open XML ecosystem as enabled by implementations from multiple software vendors; and,

c)	A higher quality Open XML standard as enabled by more active implementer participation in defect handling, enhancements and strategic direction setting. In this regard, the project goals include Novell being an active, participating implementer in the maintenance and evolution of the Open XML standard; Novell participating in the standard evolving in a manner that is consistent with the needs of modern productivity suites (appropriate backward compatibility behaviors, sufficient means for implementers to innovate based on customer needs, appropriate degree of stability of the standard, etc.); and Novell being a first-class implementer of the Open XML standard and actively sharing their experiences with the rest of the Open XML community.

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2.	Parties’ General Obligations

Novell:

(NOTE: As used in this section, the term “participate” refers only to those deliverables defined in Section 5):

a)	Develop, implement and release a native Open XML implementation as part of regular updates to Novell OpenOffice;

b)	Participate in the Ecma TC45 standards body;

c)	Participate in the JTC 1 SC34/WG4 standards body; and,

d)	Participate in DII (Document Interop Initiative), or similar, events.

Microsoft:

a)	Fund Novell’s efforts as directed by this Agreement.

3.	Project Costs

Total cost: [***]

Cost Breakdown Overview:

a.	[***]

b.	[***]

c.	[***]

4.	Success Metrics

Development Success:

Novell OpenOffice can save documents, spreadsheets and presentations using the ISO/IEC 29500 standard. Agreed Upon Content, as defined below, and further defined (as appropriate) in ISO/IEC 29500, and supported by the Novell authoring application, are persisted per the standard; some Agreed Upon Content which is not defined in ISO/IEC 29500 yet supported by the Novell authoring application is persisted using ISO/IEC 29500 extensibility mechanisms, including, but not limited to, ISO/IEC 29500-3 section 10. (NOTE: all references in this SOW to “ISO/IEC 29500” shall be references to “ISO/IEC 29500:2008”)

Novell OpenOffice can open Microsoft Office 2010 documents, spreadsheets and presentations. Agreed Upon Content that is defined in ISO/IEC 29500 and supported by the consuming Novell authoring application should be editable in said application; some Agreed Upon Content which is not defined in ISO/IEC 29500 and/or not supported by the Novell authoring application is persisted pursuant to ISO/IEC29500-2 section 9.

[*** Confidential Treatment Requested]

“Agreed Upon Content” is defined as the details associated with Section 5 of this Statement of Work (except to the extent something is defined in ISO/IEC 29500). Both parties, at the beginning of each milestone, will identify which sub clauses of the milestone clauses will be considered Agreed Upon Content by a written agreement. Changes to Agreed Upon Content can be made if agreed to by both parties by a written agreement.

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5.	Novell Timeline and Project Deliverables

Development Deliverables: Milestones descriptions are cumulative.

MILESTONE #1

•	Novell OpenOffice can open Microsoft Office 2007-generated Open XML files without failures; unsupported features are lost on open.

•	Novell OpenOffice can open Microsoft Office 2010-generated Open XML files without failures; unsupported features are lost on open.

•	Novell OpenOffice can save files containing M1 features, scoped to those features supported in Novell OpenOffice, using the Open XML standard.

Timeframe	Feature Set for Milestone	Summary of Major Work Items	Novell Deliverables
Q2CY10

Open Packaging Conventions

1.      Package Model (9)

2.      Physical Model (10)

3.      Core Properties (11)

4.      Thumbnails (12)

WordProcessingML

5.      Main Document Story (17.2)

6.      Paragraphs and Rich Formatting (17.3) - Part 1

7.      Styles (17.7)

SpreadsheetML

8.      Workbook (18.2)

9.      Worksheets (18.3)

10.    Shared String Table (18.4)

11.    Formulas (18.17) - Part 1

PresentationML

12.    Presentation (19.2)

13.    Slides (19.3) - Part 1

DrawingML

14.    Main (20.1, 21.1) - Part 1

15.    Picture (20.2) - Part 1

SharedML

16.    Office Document Relationships (22.8)

Opening Microsoft Office 2010 Files

1.      Novell OpenOffice updated to skip over unknown Microsoft Office 2010-specific content

Saving Novell OpenOffice Files

2.      Novell implements native OPC support

3.      Novell implements native Open XML save support for M1 feature set.

1. Patch for Novell OpenOffice 2. Test files for validation

[*** Confidential Treatment Requested]

MILESTONE #2

•	Novell OpenOffice can open Microsoft Office 2007-generated Open XML files without failures; M1 features supported; unsupported features are lost on open.

•	Novell OpenOffice can open Microsoft Office 2010-generated Open XML files without failures; M1 features supported; unsupported features are lost on open.

•	Novell OpenOffice can save files containing M2 features, scoped to those features supported in Novell OpenOffice, using the Open XML standard.

Timeframe	Feature Set for Milestone	Summary of Major Work Items	Novell Deliverables

Q3CY10	WordProcessingML 1. Paragraphs and Rich Formatting (17.3) — Part 2 2. Numbering (17.9)	Saving Novell OpenOffice Files 1. Novell implements native Open XML save support for M2 feature set.	1. Patch for Novell OpenOffice 2. Test files for validation
Q4CY10

SpreadsheetML

3.      Formulas (18.17) — Part 2

4.      Comments (18.7)

PresentationML

5.      Slides (19.3) — Part 2

DrawingML

6.      Main (20.1, 21.1) — Part 2

7.      Picture (20.2) — Part 2

SharedML

8.      Extended Properties (22.2)

9.      Custom Properties (22.3)

10.    Variant Types (22.4)

Opening Microsoft Office 2010 Files

2.       Novell OpenOffice updated to support M1 features and skip over unknown Microsoft Office 2010- specific content

Saving Novell OpenOffice Files

3.       Novell implements native Open XML save support for M2 feature set.

1. Patch for Novell OpenOffice 2. Test files for validation

[*** Confidential Treatment Requested]

MILESTONE #3

•	Novell OpenOffice can open Microsoft Office 2007-generated Open XML files without failures; M2 features supported; unsupported features are lost on open.

•	Novell OpenOffice can open Microsoft Office 2010-generated Open XML files without failures; M2 features supported; unsupported features are lost on open.

•	Novell OpenOffice can save files containing M3 features, scoped to those features supported in Novell OpenOffice, using the Open XML standard.

•	Novell OpenOffice can save files containing Novell-specific features using the Open XML standard.

Timeframe	Feature Set for Milestone	Summary of Major Work Items	Novell Deliverables

Q1CY11	WordProcessingML 1. Tables (17.4) 2. Headers and Footers (17.10) 3. Footnotes and Endnotes (17.11) 4. Fields and Hyperlinks (17.16) SpreadsheetML 5. Tables (18.5) 6. Styles (18.8)

Opening Microsoft Office 2010 Files

  1.    Novell OpenOffice updated to
     support M2 features and skip over
    unknown Microsoft Office 2010-
    specific content

Saving Novell OpenOffice Files

  2.    Novell implements native Open
     XML save support for M3 feature set.

1. Patch for Novell OpenOffice 2. Test files for validation
Q2CY11	PresentationML 7. Comments (19.4) DrawingML 8. Charts (21.2) 9. Chart Drawing (21.3) 10. Diagrams (21.4)

Opening Microsoft Office 2010 Files

  3.    Novell OpenOffice updated to
     support M2 features and skip over
    unknown Microsoft Office 2010-
    specific content

Saving Novell OpenOffice Files

  4.    Novell implements native Open
    XML save support for M3 feature set.

  5.    Novell implements Novell-specific
     extensions for its own
    unsupported features when used
    with Open XML

3. Patch for Novell OpenOffice 4. Test files for validation

Q3CY11

Saving Novell OpenOffice Files

  6.    Novell implements native Open
    XML save support for M3 feature set.

  7.    Novell implements Novell-specific
     extensions for its own
    unsupported features when used
    with Open XML

5. Patch for Novell OpenOffice 6. Test files for validation

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MILESTONE #4

•	Novell OpenOffice can save files containing M4 features, scoped to those features supported in Novell OpenOffice, using the Open XML standard.

Timeframe	Feature Set for Milestone	Summary of Major Work Items	Novell Deliverables
Q3CY11	WordProcessingML 1. Sections (17.6) 2. Annotations (17.13) DrawingML 3. WordProcessingML Drawing (20.4) — Part 1 SharedML 4. Math (22.1)

Opening Microsoft Office 2010 Files

  1.    Novell OpenOffice updated to support
     M3 features and skip over unknown
    Microsoft Office 2010-specific content

Saving Novell OpenOffice Files

  2.    Novell implements native
    Open XML save support for M4
    feature set.

1. Patch for Novell OpenOffice 2. Test files for validation

MILESTONE #5

•	Novell OpenOffice can open Microsoft Office 2007-generated Open XML files without failures; M3 & 4 features supported; unsupported features are lost on open.

•	Novell OpenOffice can open Microsoft Office 2010-generated Open XML files without failures; M3 & 4 features supported; unsupported features are lost on open.

•	Novell OpenOffice can save files containing M5 features, scoped to those features supported in Novell OpenOffice, using the Open XML standard.

•	Novell OpenOffice can save files containing-Novell-specific features using the Open XML standard.

Timeframe	Feature Set for Milestone	Summary of Major Work Items	Novell Deliverables
Q4CY11	PresentationML 1. Animation (19.5) DrawingML 2. WordProcessingML Drawing (20.4) — Part 2 3. SpreadsheetML Drawing (20.5)

Opening Microsoft Office 2010 Files

  1.    Novell OpenOffice updated to support
     M3 features and skip over unknown
    Microsoft Office 2010-specific content

  2.    Novell OpenOffice updated to support
    M4 features and skip over unknown
    Microsoft Office 2010-specific content

  3.    Novell OpenOffice updated to support
     M5 features and skip over unknown
    Microsoft Office 2010-specific content

Saving Novell OpenOffice Files

  4.    Novell implements native Open XML
     save support for M5 feature set.

  5.    Novell implements Novell-specific
     extensions for its own unsupported
    features when used with Open XML

1. Patch for Novell OpenOffice 2. Test files for validation

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Participation Deliverables:

•	Novell will participate in at least three Ecma TC45 quarterly telephone conferences per year for a period of two years.

•	Novell will participate in at least four JTC 1 SC34 WG4 telephone conferences per quarter for a period of two years.

•	Novell will participate in at least three JTC 1 SC34 WG4 face-to-face meetings per year for a period of two years.

•	Novell will participate in at least three DII or similar events per year for a period of two years.

6.	Project Terms

Start Date: As of the Statement of Work Effective Date

End Date: November 30, 2011

In no event, however, will this Project continue past the expiration or termination of the Agreement. Under no circumstance will termination or expiration of this SOW result in termination or expiration of the TCA.

7.	Other

Microsoft agrees to reimburse Novell for any of the costs identified in Section 3 above that are incurred by Novell, up to the amounts identified in Section 3 of this Statement of Work and in any case subject to Section 5 of the Agreement. Neither party will exceed the anticipated project costs attributed to such party in Section 3 without the other party’s prior written agreement. Further, both parties acknowledge and agree that total accumulated actual project costs for this and any other Statements of Work shall not exceed the Total Expense Cap set forth in Section 5 of the Agreement without the parties’ express written agreement to such effect.

Notwithstanding the foregoing, the parties agree that the payments due Novell under this SOW shall be charged against the Total Expense Cap available under Section 5.5(d) of the Agreement. The parties further agree that such Total Expense Cap shall be [***].

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Novell may contract with a Subcontractor on terms requiring the Subcontractor to comply with the applicable terms of this SOW and the TCA.

This SOW does not change the ownership of anything created, developed, provided, delivered, published, made available, or demonstrated hereunder, and under no circumstances are the deliverables hereunder works made for hire.

This SOW may be terminated by either party in the event that the other party has materially breached any term of this SOW upon receipt of written notice thereof if the nonperformance or breach is incapable of cure, or upon the expiration of ten (10) days (or such additional cure period as the non-defaulting party may authorize) after receipt of written notice thereof if the nonperformance or breach is capable of cure and has not been cured.

The parties consider this SOW and all discussions regarding it as confidential information subject to the NDA between the parties dated as of April 1, 2004, as amended on May 12, 2004.

[*** Confidential Treatment Requested]

THIS STATEMENT of WORK is entered into by the parties as of date of the last signatory below.

Novell, Inc.		Microsoft Corporation

By:	/s/ James P. Ebzery	By:	/s/ Mike Neil

Name:	James P Ebzery	Name:	Mike Neil

Title:	SVP General Manager	Title:	General Manager

Date Signed:	3/24/2010	Date Signed:	3/29/2010

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